UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PEDEVCO CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PEDEVCO CORP.

575 N. Dairy Ashford, Suite 210

Houston, Texas 77079

(713) 221-1768

July 13, 2023

Dear Stockholder:

The board of directors and officers of PEDEVCO Corp., a Texas corporation, join me in extending to you a cordial invitation to attend the 2023 annual meeting of our stockholders, which we refer to as the annual meeting. This meeting will be held on Thursday, August 31, 2023 at 10:00 a.m. Central time. To reduce meeting expenses, the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://agm.issuerdirect.com/ped, with your Control ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about July 13, 2023 to our stockholders of record as of the close of business on July 3, 2023. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

To be admitted to the virtual annual meeting, stockholders must enter the Control ID found on their proxy card or E-proxy notice at the website provided above, at the time of the virtual annual meeting. If you are unable to attend the virtual annual meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to your participation at the August 31, 2023 annual meeting. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ John J. Scelfo,Chairman

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on August 31, 2023.

Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at the following cookies-free website that can be accessed anonymously: https://agm.issuerdirect.com/ped. Stockholders may also vote prior to the meeting at www.iproxydirect.com/PED.

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PEDEVCO CORP.

575 N. Dairy Ashford, Suite 210

Houston, Texas 77079

(713) 221-1768

___________________________

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 31, 2023

___________________________

To the Stockholders of PEDEVCO Corp.:

We are pleased to provide you notice of, and to invite you to attend, the 2023 annual meeting of the stockholders of PEDEVCO Corp., a Texas corporation, which will be held in a virtual meeting format only, by live audio webcast, on Thursday, August 31, 2023 at 10:00 a.m. Central time. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://agm.issuerdirect.com/ped with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. The annual meeting is being held for the following purposes:

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To consider and vote upon a proposal to elect four directors to the board of directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, as named in, and set forth in greater detail in this proxy statement.

2.	To consider and vote upon a proposal to ratify the appointment of Marcum LLP, as our independent auditors for the fiscal year ending December 31, 2023.

3.	To consider a non-binding advisory vote on compensation of our named executive officers.

4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS ONE THROUGH THREE.

We do not expect to transact any other business at the annual meeting. Our board of directors has fixed the close of business on July 3, 2023 as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A complete list of our stockholders will be available for examination at our offices in Houston, Texas, during ordinary business hours for a period of 10 days prior to the annual meeting.

We cordially invite you to attend the virtual annual meeting if you were a stockholder of record who owned the Company’s common stock shares at the close of business on July 3, 2023. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

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The enclosed proxy statement, notice of which is first being mailed to stockholders on July 17, 2023, is also available at https://agm.issuerdirect.com/ped. This website also includes copies of the form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2022, which we refer to as the 2022 annual report. Stockholders may also vote prior to the meeting at www.iproxydirect.com/PED. Materials will also be hosted on this site in addition to the virtual meeting link. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (713) 221-1768.

Even if you plan to attend the virtual annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

By Order of the Board of Directors

/s/ John J. Scelfo

Chairman

Houston, Texas

July 13, 2023

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

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PEDEVCO CORP.

PROXY STATEMENT

FOR 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

PEDEVCO Corp. (“PEDEVCO,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s 2023 virtual annual meeting of stockholders, which we refer to as our annual meeting, to be held on Thursday, August 31, 2023 at 10:00 a.m., Central time, at https://agm.issuerdirect.com/ped, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on July 17, 2023. You are invited to attend the virtual annual meeting and are requested to vote on the proposals described in this proxy statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 29, 2023, which we refer to as the 2022 annual report. If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials, which we refer to as the notice, to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report on Form 10-K, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://agm.issuerdirect.com/ped or request a printed set of the proxy materials. Stockholders may also request materials at www.iproxydirect.com/PED. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. The notice contains a Control ID and Request ID that you will need to vote your shares and access the virtual annual meeting. Please keep the notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Meeting Time and Location

The Company’s 2023 virtual annual meeting of stockholders will be held on Thursday, August 31, 2023 at 10:00 a.m., Central time. The annual meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast, accessible at https://agm.issuerdirect.com/ped. Additional information on how to access the virtual annual meeting can be found below under “Attendance at the Annual Meeting”.

Reason for Holding a Virtual Meeting

To reduce meeting expenses, we have decided that the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. See also “Attendance at the Annual Meeting“ below.

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Instructions For The Virtual Annual Meeting

Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://agm.issuerdirect.com/ped with your Control ID, and thereafter following the instructions to join the virtual meeting.

We recommend you check in/log in to the annual meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman, in his discretion, believes should not be addressed at the annual meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at https://agm.issuerdirect.com/ped.

Record Date and Shares Entitled to Vote

Our board of directors has fixed the close of business on July 3, 2023 as the record date for determining the holders of shares of our voting stock entitled to receive notice of and to vote at our annual meeting and any adjournments or postponements thereof. Only holders of record of shares of common stock at the close of business on that date will be entitled to vote at our annual meeting and at any adjournment or postponement of that meeting. As of the record date, there were 87,040,267 shares of common stock outstanding and entitled to vote at our annual meeting, held by approximately 650 holders of record.

Each share of common stock is entitled to one vote on each proposal presented at our annual meeting and at any adjournment or postponement thereof, for 87,040,267 total voting shares. Stockholders do not have the right to cumulate their votes in the election of directors.

In order for us to satisfy our quorum requirements, the holders of at least a majority of our total number of outstanding voting shares entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “FOR” the proposals set forth in the notice of annual meeting.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

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Voting Process

If you are a stockholder of record, there are five ways to vote:

•	At the meeting. You may vote your shares at the virtual annual meeting. Instructions regarding how to vote will be provided when you log into the meeting web site.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Revocability of Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the annual meeting to the Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079;

•	submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

•	attending our annual meeting and voting at the meeting through the web portal.

Meeting Time and Location: Virtual Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the record date, July 3, 2023 and our guests.

Stockholders of record as of the record date may attend the annual meeting via the Internet and may vote prior to the meeting by logging in at https://agm.issuerdirect.com/ped with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. Stockholders participating in the annual meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the annual meeting, virtual attendees will be able to:

•	vote online via the annual meeting portal; and

•	submit questions or comments to the Company’s officers during the annual meeting via the online portal. Information on how to submit questions will be provided at the time of the meeting once stockholders login.

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If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name”. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares in the manner provided in the voting instructions you receive from your broker, bank or other nominee. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Street name stockholders are also invited to attend the virtual annual meeting, provided that such stockholders must contact Emily White at proxy@issuerdirect.com in advance of the virtual annual meeting, and prior to August 31, 2023 at 10:00 a.m. Central time, and present proof of their ownership of common stock, such as a bank or brokerage account statement indicating that they owned shares of common stock at the close of business on the record date, in order to be issued a Control ID and Request ID in order to access the virtual annual meeting. Additionally, because a street name stockholder is not the stockholder of record, you may not vote your shares of our common stock virtually at the annual meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. Rules regarding the annual meeting and the procedure for asking questions at the annual meeting will be posted at the web portal located at https://agm.issuerdirect.com/ped , once you login.

Quorum

If you vote at the annual meeting or by proxy at our annual meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person or by proxy at our annual meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our annual meeting. Our bylaws, as amended, provide that a majority of the outstanding shares of our capital stock entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at a meeting of our stockholders.

Votes Required to Approve Each Proposal

Appointment of directors. With respect to the election of directors (proposal 1), under plurality voting, the four nominees receiving the highest number of affirmative votes of our common stock will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Ratification of independent auditor. For the approval of the proposal to ratify the appointment of Marcum LLP as our independent auditors for the fiscal year ended December 31, 2023 (proposal 2), a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, must be voted “FOR” approval and adoption of such proposal in order for such proposal to be approved and adopted, assuming a quorum is present at the annual meeting.

Approval on a non-binding basis of executive compensation. For the approval of executive compensation (proposal 3), a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, must be voted “FOR” approval and adoption of such proposal in order for such proposal to be approved and adopted, assuming a quorum is present at the annual meeting, provided that such vote is non-binding and advisory in nature.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

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A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (proposal 2), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include all of the other proposals up for vote at the annual meeting.

With respect to the election of directors (proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected, except to the extent that they affect the total votes received by any particular candidate. If you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

With respect to the proposal to approve executive compensation (proposal 3), broker non-votes and abstentions could prevent the proposal from receiving the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, such proposal, provided that such proposal is non-binding and advisory in nature.

Abstaining shares will be considered present at the annual meeting and “entitled to vote” on the applicable provisions so that the effect of abstentions will be the equivalent of a vote “AGAINST” each applicable proposal. With respect to broker non-votes, the shares subject to a broker non-vote will not be considered present at the annual meeting for each proposal, since they are not “entitled to vote” on such proposals, so broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote of the shares present in person or represented by proxy at the annual meeting and entitled to vote on such applicable proposals, by reducing the total number of shares from which the majority is calculated.

Board of Directors Voting Recommendations

Our board of directors recommends that you vote your shares:

•	“FOR” election of all four director nominees to the board of directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal (proposal 1);

•	“FOR” ratification of the appointment of Marcum LLP, as our independent auditors for the fiscal year ending December 31, 2023 (proposal 2); and

•	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (proposal 3).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the board of directors. The cost of any solicitation of proxies will be borne by us and such proxy solicitation firm may solicit the return of proxies personally or by telephone, electronic mail or facsimile. The Company will bear the cost of such solicitation.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

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Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices (575 N. Dairy Ashford, Suite 210, Houston, Texas 77079), for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting. The list of stockholders will also be available during the annual meeting through the annual meeting website (https://agm.issuerdirect.com/ped) for those stockholders who choose to attend. Stockholders may also vote prior to the meeting at www.iproxydirect.com/PED. You will need your Control ID in order to access the virtual annual meeting and review the list of stockholders.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. Additionally, you must contact Emily White at proxy@issuerdirect.com in advance of the virtual annual meeting and present proof of your ownership of common stock, such as a bank or brokerage account statement indicating that you owned shares of common stock at the close of business on the record date, in order to be issued a Control ID and Request ID in order to access the virtual annual meeting.

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Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders, and 2022 annual report, is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2022 annual report, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2022 annual report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Clark R. Moore, at our principal executive offices at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079, or a stockholder may make a request by calling our Corporate Secretary, Clark R. Moore at (713) 221-1768.

If you receive more than one notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INFORMATION REFERENCED IN THIS PROXY STATEMENT

The content of the websites referred to in this proxy statement are not deemed to be part of, and are not incorporated by reference into, this proxy statement.

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INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report”, “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 29, 2023 (the “2022 annual report”).

You may also request a copy of this proxy statement and the 2022 annual report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation

One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603

(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the record date, July 3, 2023, will be entitled to one vote per share on all matters properly presented at the annual meeting and at any adjournment or postponement thereof. As of the record date, there were 87,040,267 shares of common stock outstanding and entitled to vote at the annual meeting and at any adjournment or postponement thereof, held by approximately 650 holders of record. Each share of common stock is entitled to one vote on each proposal presented at our annual meeting, for 87,040,267 total voting shares.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the record date, July 3, 2023, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) our executive officers (including where applicable, former executive officers who are Named Executive Officers as defined below under “Executive Compensation—Summary Compensation Table”); and (d) all current directors, our director nominees and executive officers, as a group. As of the record date, there were 87,040,267 shares of common stock and no shares of Series A Convertible Preferred Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

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Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

	Common Stock
	Number of Common Stock Shares Beneficially Owned (1)	Percent of Common Stock (1)
Named Executive Officers and Directors
Simon G. Kukes (2)	58,837,941	67.6%
J. Douglas Schick (3)	880,467	1.0%
Clark R. Moore (4)	603,201	*
Paul A. Pinkston (5)	574,000	*
H. Douglas Evans (6)	390,000	*
John J. Scelfo (7)	384,500	*
Ivar Siem (8)	382,100	*

All Named Executive Officers and Directors as a group (seven persons)	62,052,209	71.1%

Greater than 5% Stockholders
The SGK 2018 Revocable Trust (9)	51,791,325	59.5%

*Less than 1%.

Unless otherwise stated, the address of each stockholder is c/o PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

(1)	Ownership voting percentages are based on 87,040,267 total shares of common stock which were outstanding as of July 3, 2023.

(2)

Consisting of the following: (a) 51,791,325 shares of common stock held by The SGK 2018 Revocable Trust, a family trust of which Dr. Kukes is the trustee, beneficiary and which Dr. Kukes is deemed to beneficially own; (b) 6,255,283 shares of fully-vested common stock held by Dr. Kukes; (c) 766,667 unvested shares of common stock held by Dr. Kukes, 100,000 of which vest on January 19, 2024, 133,333 of which vest on January 25, 2024 and 133,334 of which vest on January 25, 2025, 133,333 of which vest on each of January 23, 2024 and January 23, 2025, and 133,334 of which vest on January 23, 2026, provided that Dr. Kukes remains employed by us, or is a consultant to us, on such vesting dates; (d) 3,000 shares of fully-vested common stock held by the spouse of Dr. Kukes; and (e) options to purchase 15,000 shares and 6,666 shares of common stock exercisable by the spouse of Dr. Kukes at an exercise price of $1.68 and $1.39 per share, respectively, which had vested as of the record date for the annual meeting. Dr. Kukes has voting control over his unvested shares of common stock.

(3)

Consisting of the following: (a) 247,133 shares of fully-vested common stock held by Mr. Schick; and (b) 633,334 unvested shares of common stock held by Mr. Schick, 83,334 which vest on January 19, 2024, 100,000 of which vest on each of January 25, 2024 and January 25, 2025, 116,666 of which vest on January 23, 2024, and 116,667 of which vest on each of January 23, 2025 and January 23, 2026, in each case provided that Mr. Schick remains employed by us, or is a consultant to us, on such vesting dates. Mr. Schick has voting control over his unvested shares of common stock.

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(4)

Consisting of the following: (a) 17,000 shares of fully-vested common stock held by Mr. Moore; (b) 2,867 fully-vested shares of common stock held by Mr. Moore’s minor child, which he is deemed to beneficially own; and (c) 583,334 unvested shares of common stock held by Mr. Moore, 83,334 of which vest on January 19, 2024, 100,000 of which vest on each of January 25, 2024 and January 25, 2025, and 100,000 of which vest on each of January 23, 2024, January 23, 2025 and January 23, 2026, in each case provided that Mr. Moore remains employed by us, or is a consultant to us, on such vesting dates. Mr. Moore has voting control over his unvested shares of common stock.

(5)

Consisting of the following: (a) 193,999 shares of fully-vested common stock held by Mr. Pinkston; and (b) 380,001 unvested shares of common stock, 46,667 of which vest on January 19, 2024, 66,667 of which vest on each of January 25, 2024 and January 25, 2025, 66,666 of which vest on January 23, 2024 and 66,667 of which vest on each of January 23, 2025 and January 23, 2026, in each case provided that Mr. Pinkston remains employed by us, or is a consultant to us, on such vesting dates. Mr. Pinkston has voting control over his unvested shares of common stock.

(6)

Consisting of the following: (a) 220,000 shares of fully-vested common stock held by Mr. Evans; (b) 70,000 unvested shares of common stock, which vest on September 27, 2023, provided that Mr. Evans remains a director, employee of, or consultant to us on such vesting date; and (c) options to purchase 100,000 shares of common stock exercisable by Mr. Evans at an exercise price of $2.19 per share, which had vested as of the record date for the annual meeting. Mr. Evans has voting control over his unvested shares of common stock.

(7)

Consisting of the following: (a) 264,500 shares of fully-vested common stock held by Mr. Scelfo; and (b) options to purchase 120,000 shares of common stock exercisable by Mr. Scelfo at an exercise price of $2.19 per share, which had vested as of the record date for the annual meeting.

(8)

Consisting of the following: (a) 187,100 shares of common stock held by American Resources Offshore Inc., which shares Mr. Siem is deemed to beneficially own (Mr. Siem disclaims beneficial ownership of the securities held by American Resources Offshore Inc., except to the extent of his pecuniary interest therein); and (b) 195,000 shares of fully-vested common stock held by Mr. Siem.

(9)

Consisting of 51,791,325 shares of common stock held by The SGK 2018 Revocable Trust. The SGK 2018 Revocable Trust is a family trust of which Dr. Kukes is the trustee and beneficiary, and as such, Dr. Kukes is deemed to be the beneficial owner of the shares held by The SGK 2018 Revocable Trust.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

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CORPORATE GOVERNANCE

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our board of directors is provided below under “Proposal 1- Election of Directors”, beginning on page 39.

Board Leadership Structure

Our board of directors has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of our business and what is in the best interests of our stockholders.

Our current leadership structure is comprised of a separate Chairman of the board of directors and Chief Executive Officer (“CEO”). Mr. John J. Scelfo serves as Chairman and Dr. Simon Kukes serves as CEO. The board of directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our board of directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Dr. Kukes) and the members of our board of directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our board of directors’ oversight of management, promote communication between management and our board of directors, and support our board of directors’ consideration of key governance matters. The board of directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board believes that this leadership structure best serves the Company and its stockholders at this time by leveraging executive leadership experience while providing effective independent oversight.

The Board evaluates its structure periodically, as well as when warranted by specific circumstances in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

 Effective risk oversight is an important priority of the board of directors. Because risks are considered in virtually every business decision, the board of directors discusses risk throughout the year generally or in connection with specific proposed actions. The board of directors’ approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full board of directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The board of directors exercises direct oversight of strategic risks to us. Our Audit Committee reviews and assesses our processes to manage business and financial risk and financial reporting risk. It also reviews our policies for risk assessment and assesses steps management has taken to control significant risks. Our Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our board of directors or the relevant committee, which provides the relevant oversight on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s corporate governance guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

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Our Chairman can represent the board in communications with stockholders and other stakeholders but cannot individually (however the full Board can) override our Chief Executive Officer on, any risk matters. Additionally, our Chairman has not traditionally provided input on design of the Board itself, which instead comes from the full Board.

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

The Company’s committees are described in greater detail below under “Committees of the Board”, beginning on page 13.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Arrangements Between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Meetings of the Board of Directors and Annual Meetings

During the fiscal year that ended on December 31, 2022, the Board held six meetings and took various other actions via the unanimous written consent of the board of directors and the various committees described above. All directors attended the board of directors’ meetings and committee meetings relating to the committees on which each director served during fiscal year 2022, except for two Board meetings from which Mr. Siem was absent with notice. The Company held annual stockholders meetings on June 26, 2014, October 7, 2015, December 28, 2016, December 28, 2017, September 27, 2018, August 28, 2019, August 27, 2020, September 1, 2021 and August 25, 2022, at which meetings all directors were present in person, via teleconference or via virtual attendance. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Committees of the Board

On September 5, 2013, and effective September 10, 2013, the board of directors adopted charters for the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee. We currently maintain a Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee.

The committees of the Board of Directors consist of the following members as of the date of this filing:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Simon Kukes
Ivar Siem
John J. Scelfo (1)	C	C	M	X
H. Douglas Evans	M	M	C	X

C - Chairman of Committee.

M - Member.

(1) - Chairman of the board of directors.

Each of these committees has the duties described below and operates under a charter that has been approved by our board of directors. The Charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each incorporated by reference as Exhibits 99.4, 99.2 and 99.3, respectively, to the 2022 annual report and are posted on our website. Our website address is http://www.PEDEVCO.com. Information contained on our website is expressly not incorporated by reference into this Proxy Statement.

 Audit Committee

The audit committee selects, on behalf of our board of directors, an independent public accounting firm to audit our financial statements, discusses with the independent auditors their independence, reviews and discusses the audited financial statements with the independent auditors and management, and recommends to the board of directors whether the audited financial statements should be included in our annual reports to be filed with the SEC. Mr. Scelfo serves as Chair of the Audit Committee and our board of directors has determined that Mr. Scelfo is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act.

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The Audit Committee also has various other responsibilities including: pre-approval of all audit and permitted non-audit and tax services that may be provided by the Company’s independent registered public accounting firm or by other accounting firms engaged by the Company; reviewing the Company’s annual audited financial statements and quarterly financial statements, including the notes to such financial statements, the draft annual audit report and the accompanying “management’s discussion and analysis of financial condition and results of operations” with management and the independent registered public accounting firm prior to filing such financial statements with the SEC; reviewing the Company’s earnings press releases with management and the Company’s independent registered public accounting firm prior to the public dissemination of such press releases; meeting separately, and periodically, with the Company’s Chief Executive Officer and Chief Accounting Officer, members of the Company’s internal audit department and the Company’s independent registered public accounting firm to discuss the matters that are the subject of the Charter of the Audit Committee and, if appropriate, inviting some or all of such persons to applicable portions of Committee meetings; reviewing with management and the Company’s independent registered public accounting firm the effectiveness of the Company’s internal control over financial reporting; reviewing and approving the functions of the Company’s internal audit department, including its purpose, organization, responsibilities and performance; reviewing with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements; reviewing and approving candidates for the positions of Chief Accounting Officer and Controller of the Company; and reviewing and, if appropriate, approving proposed transactions between the Company and “related persons” as defined in Item 404 of SEC Regulation S-K, and developing policies and procedures for the review and approval of such transactions.

During the year ended December 31, 2022, the audit committee held four meetings.

Compensation Committee

The Compensation Committee has various responsibilities including: reviewing annually and approving the corporate objectives relevant to the compensation of all officers of the Company; reviewing annually and determining, or recommending to the Board for determination, the salary, bonus and other non-equity based elements of total compensation for each officer; reviewing annually, determining and awarding to officers any stock option grants and other discretionary awards under the Company’s stock option or other equity incentive plans that the Committee believes are appropriate; approving (or recommending to the Board for determination) all special perquisites, special cash payments and other special compensation and benefit arrangements for officers; considering the results of the most recent “say-on-pay” vote by the Company’s stockholders in connection with the Company’s annual meeting of stockholders; preparing an annual report on executive compensation for inclusion in the Company’s annual proxy statement, if required by the rules and regulations of the SEC; reviewing, and recommending to the Board for determination, the compensation for non-employee directors; granting stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to eligible individuals in the Company’s service who are not officers; and approving (or recommending to the Board for determination) any employment or severance agreements for officers. Mr. Scelfo serves as Chair of the compensation committee.

During the year ended December 31, 2022, the compensation committee held one meeting.

Compensation Committee Interlocks and Insider Participation

The current members of the compensation committee are Messrs. John J. Scelfo (Chairman) and H. Douglas Evans, who are each independent members of our board of directors. No member of the compensation committee is an employee or a former employee of the Company. During fiscal 2022, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the compensation committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee assists our board of directors in fulfilling its responsibilities by: identifying and approving individuals qualified to serve as members of our board of directors, selecting director nominees for our annual meetings of stockholders, evaluating the performance of our board of directors, and developing and recommending to our board of directors corporate governance guidelines and oversight procedures with respect to corporate governance and ethical conduct. Mr. Scelfo serves as Chair of the nominating and corporate governance committee.

The nominating and governance committee of the board of directors considers nominees for director based upon a number of qualifications, including their personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of our stockholders. There are no specific, minimum or absolute criteria for membership on the board of directors. The committee makes every effort to ensure that the board of directors and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the NYSE American and/or the SEC.

The nominating and governance committee may use its network of contacts to compile a list of potential candidates. The nominating and governance committee has not in the past relied upon professional search firms to identify director nominees but may engage such firms if so desired. The nominating and governance committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The nominating and governance committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The nominating and governance committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. The Committee will consider candidates recommended by stockholders if the information relating to such candidates are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholder Proposals for 2024 Annual Meeting of Stockholders and 2024 Proxy Materials” beginning on page 47. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means.

During the year ended December 31, 2022, the nominating and corporate governance committee held one meeting.

Outside Advisors

Our board of directors and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. The board of directors and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Controlled Company Status

Because Dr. Kukes controls a majority of our outstanding voting power, we are a “controlled company” under the corporate governance rules of the NYSE American. Therefore, we are not required to have a majority of our board of directors be independent, nor are we required to have a compensation committee or an independent nominating function. We have nevertheless opted to meet the requirements under the NYSE American listing rules for smaller reporting companies, such as the Company, which requires a board of directors be comprised of at least 50% independent directors and to have a compensation, nominating and governance committee comprised of independent directors, as more fully described herein.

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Stockholder Communications with the Board of Directors

Our stockholders and other interested parties may communicate with members of the board of directors by submitting such communications in writing to our Corporate Secretary, 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079 who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the board of directors.

Executive Sessions of the Board of Directors

The independent members of our board of directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Director Independence

The board of directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with the NYSE American’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Our board of directors has determined that Mr. Scelfo and Mr. Evans are independent directors as defined in the NYSE American rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act. Accordingly, 50% of the members of our board of directors are independent as defined in the NYSE American rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent within the meaning of NYSE American director independence standards applicable to members of such committees, as currently in effect.

Website Availability of Documents

                The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://pedevco.com/ped/corporate_governance. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Pledging of Shares

The ability of our directors and executive officers to pledge Company stock for personal loans and investments is inherently related to their compensation due to our use of equity awards and promotion of long-termism and an ownership culture. As such, the Company has no policies in place preventing or limiting any officer or directors’ ability to pledge their stock, other than limitations imposed pursuant to our Code of Business Conducts and Ethics and our Insider Trading Policy.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

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To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities or from trading in options with maturities less than nine months on our stock.

Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Management and Certain Beneficial Owners” table beginning on page 8, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any). The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results. The NYSE has recently proposed rules to require listed companies to adopt clawback policies and we plan to implement a clawback policy in the future, once required, although we have not yet implemented such policy.

Code of Ethics

In 2012, in accordance with SEC rules, our board of directors adopted a Code of Business Conduct and Ethics for our directors, officers and employees. Our board of directors believes that these individuals must set an exemplary standard of conduct. This code sets forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. The Code of Business Conduct and Ethics is available on our website at www.PEDEVCO.com. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

We intend to disclose any amendments to our Code of Business Conduct and Ethics and any waivers with respect to our Code of Business Conduct and Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.PEDEVCO.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Business Conduct and Ethics to any such officers or employees to date.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the board of directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2022, the Audit Committee of the board of directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the board of directors.

Respectfully submitted,

Audit Committee

/s John J. Scelfo (Chairman)

/s/ H. Douglas Evans

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EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers (ages are as of the record date).

Name	Age	Executive Position
Simon Kukes	76	Chief Executive Officer and Director
J. Douglas Schick	48	President
Paul Pinkston	55	Chief Accounting Officer
Clark R. Moore	50	Executive Vice President, General Counsel and Secretary

Simon Kukes, Chief Executive Officer and Director

Dr. Kukes’ biographical information is presented below in “Proposal 1 Election of Directors”, beginning onpage 39.

J. Douglas Schick, President

Mr. Schick has over twenty years of experience in the oil and gas industry. Prior to joining the Company as President on August 1, 2018, Mr. Schick was employed by American Resources, Inc., a Houston, Texas-based privately-held oil and gas investment, development and operating company which he co-founded and continues to serve as Chief Executive Officer (from August 2017 to the present) and formerly as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017), provided that Mr. Schick’s service to American Resources requires only minimal time commitment from Mr. Schick that does not conflict with his duties and responsibilities to the Company. Prior to starting American Resources, Mr. Schick served as the founder, owner and principal of J. Douglas Enterprises, a Houston, Texas-based energy industry focused business development and financial consulting firm (from June 2011 to August 2013) as Vice President of Finance (from January 2011 until its sale in June 2011) for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas, as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006). Mr. Schick currently serves on the Board of Directors of Rockdale Marcellus, LLC, a Houston, Texas-based subsidiary of Rockdale Energy, LLC engaged in the development of natural gas in Northeastern Pennsylvania.

Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Paul A. Pinkston, Chief Accounting Officer

Mr. Pinkston brings over 20 years of accounting, compliance, and financial reporting expertise to the Company, with extensive experience in handling and managing corporate compliance, financial reporting and audits, and other regulatory functions for companies engaged in the oil and gas industry in the U.S. Prior to joining the Company on December 1, 2018, from August 2017 to February 2018, Mr. Pinkston served as Corporate Controller and Secretary for Trecora Resources (NYSE: TREC), a Sugar Land, Texas-based petrochemical manufacturing and customer processing service company. Prior to joining Trecora Resources, from May 2013 to June 2017, Mr. Pinkston served in various roles of increasing authority and responsibility at Camber Energy, Inc. (NYSE American: CEI), a Houston, Texas-based oil and gas exploration and production company, including as Camber Energy’s Chief Accounting Officer, Secretary and Treasurer (August 2016 to June 2017), and as its Director of Financial Reporting (May 2013 to August 2016). Before joining Camber Energy, Mr. Pinkston served as a Senior Consultant with Sirius Solutions LLLP, where he performed accounting, audit and finance consulting services (January 2006 to May 2013), as a Corporate Auditor performing internal audits for Baker Hughes, Inc. (January 2002 to November 2005), and as a Senior Auditor, conducting public and private audits, at Arthur Andersen LLP (from September 1998 to November 2001).

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Mr. Pinkston received a Bachelor of Business Administration (Finance and Marketing) degree from the University of Texas and earned a Master of Business Administration (Accounting) degree from the University of Houston. Mr. Pinkston is a Certified Public Accountant registered in the State of Texas.

Clark R. Moore, Executive Vice President, General Counsel and Secretary

Mr. Moore has served as the Executive Vice President, General Counsel, and Secretary of Pacific Energy Development since its inception in February 2011, and has served as the Executive Vice President, General Counsel, and Secretary of the Company since its acquisition of Pacific Energy Development in July 2012. Mr. Moore began his career in 2000 as a corporate attorney at the law firm of Venture Law Group located in Menlo Park, California, which later merged into Heller Ehrman LLP in 2003. In 2004, Mr. Moore left Heller Ehrman LLP and launched a legal consulting practice focused on representation of private and public company clients in the energy and high-tech industries. In September 2006, Mr. Moore joined Erin Energy Corporation (OTCMKTS:ERN) (formerly CAMAC Energy, Inc.), an independent energy company headquartered in Houston, Texas, as its acting General Counsel and continued to serve in that role through February 2011, when he left to serve as a co-founder of Pacific Energy Development. In addition, since June 1, 2018, Mr. Moore has served as a partner at Foundation Law Group, LLP.

Mr. Moore received his J.D. with Distinction from Stanford Law School and his B.A. with Honors from the University of Washington.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation for services paid in all capacities for the two fiscal years ended December 31, 2022 and 2021 to (a) Dr. Simon Kukes, our Chief Executive Officer and Director, (b) J. Douglas Schick, our current President, (c) Clark R. Moore, our Executive Vice President, General Counsel and Secretary, and (d) Paul A Pinkston, our Chief Accounting Officer (collectively, the “Named Executive Officers”). There were no other executive officers who received compensation in excess of $100,000 in either 2022 or 2021.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Simon Kukes	2022	-	-	468,000	(1)	-	-		468,000
Chief Executive Officer	2021	-	-	417,000	(2)	-	-		417,000
						-
J. Douglas Schick	2022	286,667	95,000	351,000	(3)	-	12,483	(4)	745,150
President	2021	237,500	45,000	347,500	(5)	-	11,875	(4)	641,875
						-
Clark R. Moore	2022	277,500	90,000	351,000	(6)	-	18,300	(4)	736,800
Executive Vice President, General Counsel and Secretary	2021	237,500	45,000	347,500	(7)	-	19,142	(8)	649,142
						-
Paul A. Pinkston	2022	158,333	25,000	234,000	(9)	-	11,000	(4)	428,333
Chief Accounting Officer	2021	133,000	20,000	194,600	(10)	-	7,981	(4)	355,581

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Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Bonus payments to executive officers were awarded at the discretion of the Board of Directors based on an assessment of the Company’s and each individual executive officer’s performance without reference to any specific individual performance objectives. Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Part II” - “Item 8. Financial Statements and Supplementary Data” - “Note 10 - Share-Based Compensation” in the 2022 annual report. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

(1)	Consists of the value of 400,000 shares of restricted common stock granted in January 2022 at $1.17 per share.
(2)	Consists of the value of 300,000 shares of restricted common stock granted in January 2021 at $1.39 per share.
(3)	Consists of the value of 300,000 shares of restricted common stock granted in January 2022 at $1.17 per share.
(4)	Consists of Company matching contributions of up to 6% of the applicable officer’s salary into the Company’s sponsored 401(k) plan, subject to IRS and plan limits.
(5)	Consists of the value of 250,000 shares of restricted common stock granted in January 2021 at $1.39 per share.
(6)	Consists of the value of 300,000 shares of restricted common stock granted in January 2022 at $1.17 per share.
(7)	Consists of the value of 250,000 shares of restricted common stock granted in January 2021 at $1.39 per share.
(8)

Consists of Company matching contributions of up to 6% of the applicable officer’s salary into the Company’s sponsored 401(k) plan, subject to IRS and plan limits, of $14,527. Also includes accrued vacation paid out in cash of $4,615.

(9)	Consists of the value of 200,000 shares of restricted common stock granted in January 2022 at $1.17 per share.
(10)	Consists of the value of 140,000 shares of restricted common stock granted in January 2021 at $1.39 per share.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2022 concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards(4)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(5)
Simon Kukes	-	-	-	-	170,000	(1)	$187,000
	-	-	-	-	200,000	(2)	$220,000
	-	-	-	-	400,000	(3)	$440,000

J. Douglas Schick	-	-	-	-	54,000	(1)	$59,400
	-	-	-	-	166,667	(2)	$183,334
	-	-	-	-	300,000	(3)	$330,000

Clark R. Moore	-	-	-	-	54,000	(1)	$59,400
	-	-	-	-	166,667	(2)	$183,334
	-	-	-	-	300,000	(3)	$330,000

Paul A. Pinkston	-	-	-	-	30,000	(1)	$33,000
	-	-	-	-	93,334	(2)	$102,667
	-	-	-	-	200,000	(3)	$220,000

(1)	Stock award vested on January 13, 2023.
(2)	Stock award vested 50% on January 19, 2023, and vests 50% on January 19, 2024, subject to the holder remaining an employee of or consultant to the Company on such vesting date.
(3)

Stock award vested 33.3% on January 25, 2023, vests 33.3% on January 25, 2024, and 33.4% on January 25, 2025, subject to the holder remaining an employee of or consultant to the Company on such vesting dates.

(4)	There were no unearned shares, units or other rights that have not vested as of December 31, 2022.
(5)	Calculated by multiplying the closing market price of the Company’s common stock at the end of the last completed fiscal year (December 31, 2022 and $1.10 per share) by the number of shares of stock.

Issuances of Equity to Executive Officers and Greater than 5% stockholders

On January 23, 2023, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, and in connection with the Company’s 2022 year annual compensation review, an aggregate of 1,250,000 shares of restricted Company common stock and options to purchase an aggregate of 540,000 shares of restricted Company common stock under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”), in consideration for services rendered, and to be rendered, by various officers and employees of the Company. The 2021 Plan has been registered on a Form S-8 Registration Statement previously filed by the Company.

Included as part of the issuances was the issuance of:

(A)

200,000 shares to Mr. Paul Pinkston, the Company’s Chief Accounting Officer, which shares vest at the rate of (i) 1/3 of such shares on the one (1) year anniversary of the January 23, 2023 grant date (the “Grant Date”); (ii) 1/3 on the two (2) year anniversary of the Grant Date; and (iii) 1/3 on the three (3) year anniversary of the Grant Date (collectively, the “Three Year Vesting Terms”), subject to Mr. Pinkston’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Pinkston;

(B)

400,000 shares to Dr. Simon G. Kukes, the Chief Executive Officer of the Company, all of which are subject to the Three Year Vesting Terms, subject to Dr. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Dr. Kukes;

(C)

350,000 shares to Mr. J. Douglas Schick, the President of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Schick’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Schick;

(D)

300,000 shares to Mr. Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Moore’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Moore; and

(F)

five year options to purchase 540,000 shares of restricted Company common stock with an exercise price of $1.09 per share to certain other non-executive employees of the Company, all of which are subject to the Three Year Vesting Terms, subject to such recipient’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Stock Option Grant Agreement entered into between the Company and each such recipient.

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On August 25, 2022, the Company granted (i) 100,000 shares of restricted Company common stock under the 2021 Plan to Mr. John Scelfo, our Chairman, which shares vested on July 12, 2023, (ii) 70,000 shares of restricted Company common stock under the 2021 Plan to Mr. H. Douglas Evans, a member of the board of directors, which shares vest on September 27, 2023, and (iii) 70,000 shares of restricted Company common stock under the 2021 Plan to Mr. Ivar Siem, a member of the board of directors, which shares vested on July 12, 2023, in each case subject to the recipient of the shares being a member of the Company’s board of directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo, Evans and Siem serving as non-employee directors of the Company. These shares have a total fair value of $280,800, based on the market price on the grant date.

On January 25, 2022, in connection with the Company’s 2021 year annual compensation review, an aggregate of 1,200,000 shares of restricted Company common stock and options to purchase an aggregate of 520,000 shares of restricted Company common stock were granted under the 2021 Plan, in consideration for services rendered, and to be rendered, by various officers and employees of the Company. Included as part of the issuances was the issuance of:

(A)

200,000 shares to Mr. Paul Pinkston, the Company’s Chief Accounting Officer, which shares were to vest at the rate of (i) 1/3 of such shares on the one (1) year anniversary of the January 25, 2022 grant date (the “Grant Date”); (ii) 1/3 on the two (2) year anniversary of the Grant Date; and (iii) 1/3 on the three (3) year anniversary of the Grant Date (collectively, the “Three Year Vesting Terms”), subject to Mr. Pinkston’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Pinkston;

(B)

400,000 shares to Simon G. Kukes, the Chief Executive Officer of the Company, all of which are subject to the Three Year Vesting Terms, subject to Dr. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Simon Kukes;

(C)

300,000 shares to Mr. J. Douglas Schick, the President of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Schick’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Schick;

(D)

300,000 shares to Mr. Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Moore’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Moore;

(E)

five year options to purchase 10,000 shares of restricted Company common stock with an exercise price of $1.17 per share (the closing sales price of the Company’s common stock on the NYSE American on the Grant Date) to Simon Kukes’ wife, who serves as an employee of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mrs. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Stock Option Grant Agreement entered into between the Company and Mrs. Kukes; and

(F)

five year options to purchase 510,000 shares of restricted Company common stock with an exercise price of $1.17 per share to certain other non-executive employees of the Company, all of which are subject to the Three Year Vesting Terms, subject to such recipient’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Stock Option Grant Agreement entered into between the Company and each such recipient.

The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $454,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 1.56% based on the applicable US Treasury bill rate, (2) expected term of 3.5 years, (3) expected volatility of 120% based on the trading history of the Company, and (4) zero expected dividends.

On September 1, 2021, the Company granted (i) 100,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan to Mr. John Scelfo, our Chairman, which shares vested on July 12, 2022, (ii) 70,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan to Mr. H. Douglas Evans, a member of the board of directors, which shares vested on September 27, 2022, and (iii) 70,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan to Mr. Ivar Siem, a member of the board of directors, which shares vested on July 12, 2022, in each case subject to the recipient of the shares being a member of the Company’s board of directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo, Evans and Siem serving as non-employee directors of the Company. These shares had a total fair value of $276,000, based on the market price on the grant date.

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On January 19, 2021, the Company issued, after recommendation by the Compensation Committee of the Company’s board of directors and approval by the board of directors, and in connection with the Company’s annual compensation review, an aggregate of 940,000 shares of restricted Company common stock and options to purchase an aggregate of 550,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan, in consideration for services rendered, and to be rendered, by various officers and employees of the Company. Included as part of the issuances was the issuance of:

(a)

140,000 shares to Mr. Paul Pinkston, the Company’s Chief Accounting Officer, which shares vest at the rate of (i) 1/3 of such shares on the one (1) year anniversary of the January 19, 2021 grant date (the “2021 Grant Date”); (ii) 1/3 on the two (2) year anniversary of the 2021 Grant Date; and (iii) 1/3 on the three (3) year anniversary of the 2021 Grant Date (collectively, the “Three Year Vesting Terms”), subject to Mr. Pinkston’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Pinkston;

(b)

300,000 shares to Simon G. Kukes, the Chief Executive Officer of the Company, all of which are subject to the Three Year Vesting Terms, subject to Simon Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Simon Kukes;

(c)

250,000 shares to Mr. J. Douglas Schick, the President of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Schick’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Schick;

(d)

250,000 shares to Mr. Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Moore’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Moore;

(f)

options to purchase 10,000 shares of restricted Company common stock with an exercise price of $1.39 per share to Simon G. Kukes’ wife, who serves as an employee of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mrs. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Stock Option Grant Agreement entered into between the Company and Mrs. Kukes; and

(g)

options to purchase 540,000 shares of restricted Company common stock with an exercise price of $1.39 per share to certain other non-executive employees of the Company, all of which are subject to the Three Year Vesting Terms, subject to such recipient’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Stock Option Grant Agreement entered into between the Company and each such recipient.

These shares have a total fair value of $1,307,000 based on the market price on the issuance date.

Compensation of Directors

We compensate our Board members with stock-based compensation from time to time, as consideration for their services to the Board. Our executive officers are not paid any consideration for their service to the Board separate from the consideration they are paid as executive officers of the Company, as shown above.

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The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($) (1) (2)	All Other Compensation ($)	Total ($)
John J. Scelfo	$-	$117,000	$-	$117,000
Ivar Siem	$-	$81,900	$-	$81,900
H. Douglas Evans	$-	$81,900	$-	$81,900

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)

Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Part II” - “Item 8. Financial Statements and Supplementary Data” - “Note 10 - Share-Based Compensation” in the 2022 annual report. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards. As of December 31, 2022, the following outstanding and unvested shares of restricted stock were held by each of the above non-executive directors: John J. Scelfo - 100,00 shares; Ivar Siem - 70,000 shares; and H. Douglas Evans - 70,000 shares. As of December 31, 2022, John J. Scelfo held fully-vested options to purchase 120,000 shares of common stock exercisable at an exercise price of $2.19 per share, and H. Douglas Evans held fully-vested options to purchase 100,000 shares of common stock exercisable at an exercise price of $2.19 per share.

(2)

Mr. Scelfo, Mr. Evans and Mr. Siem received grants of 100,000, 70,000 and 70,000 shares of restricted stock, respectively, on August 25, 2022, each with an aggregate grant date fair value of $117,000, $81,900 and $81,900, respectively, which will vest in full on July 12, 2023, September 27, 2023, and July 12, 2023, respectively, subject to such person’s continued service on the Board. For the year ended December 31, 2022, there was compensation of $94,000, related to these grants.

Effective September 27, 2018, the Board no longer has a formal compensation program; provided that the Board of Directors and/or the Compensation Committee may authorize compensation (including, but not limited to cash, options and restricted stock) to the members of the Board of Directors from time to time in their discretion. Additionally, the Board generally grants yearly equity awards in January of each year.

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Securities Authorized for Issuance Under Equity Compensation Plans

 The following table sets forth information, as of December 31, 2022, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders (1)	957,667	$1.67	6,110,000	(2)
Equity compensation plans not approved by stockholders	-		-
Total	957,667	$1.67	6,110,000

(1)	Consists of options to purchase 957,667 shares of common stock issued and outstanding under the PEDEVCO Corp. 2012 Amended and Restated Equity Incentive Plan.

(2)	Consists of 6,110,000 shares of common stock reserved and available for issuance under the PEDEVCO Corp. 2021 Equity Incentive Plan.

Pay Versus Performance

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total shareholder Return (“TSR”)(5)	Net income (Loss) (in thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$468,000	$483,500	$636,761	637,968	$72.85	$2,844
2021	$417,000	$91,800	$548,886	423,730	$70.20	$(1,299)

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Simon Kukes (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Executive Compensation Table. Refer to “Executive Compensation—Summary Compensation Table”.

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Kukes, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Kukes during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Kukes’ total compensation for each year to determine the compensation actually paid:

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Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2022	$468,000	$(468,000)	$483,500	$483,500
2021	$417,000	$(417,000)	$91,800	$91,800

(A)

The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Executive Compensation Table for the applicable year.

(B)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$440,000	$14,800	$—	$28,700	$—	$—	$483,500
2021	$318,000	$(153,000)	$—	$(73,200)	$—	$—	$91,800

(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Dr. Kukes) in the “Total” column of the Summary Executive Compensation Table in each applicable year. During 2022 and 2021, our non-CEO Named Executive Officers (NEOs) consisted of J. Douglas Schick, President, Clark R. Moore, Executive Vice President, General Counsel and Secretary and Paul A. Pinkston, Chief Accounting Officer.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Dr. Kukes), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Dr. Kukes) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Dr. Kukes) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

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Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$636,761	$(312,000)	$313,207	$637,968
2021	$548,866	$(296,533)	$171,397	$423,730

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$293,333	$7,529	$—	$12,345	$—	$—	$313,207
2021	$226,133	$(41,400)	$—	$(13,336)	$—	$—	$171,397

(5)

Assumes $100 invested in our common shares on December 31, 2020, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2021 or 2022.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

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Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

Our company has not historically looked to net loss as a performance measure for our executive compensation program. Our net income (loss) was $2,844 thousand in 2022 and ($1,299) thousand in 2021.

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Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to Dr. Kukes and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding Dr. Kukes) during the periods presented do have some correlation because a significant portion of their compensation is in the form of long-term equity awards. The equity awards values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Compensation Plan Information

2021 Plan

General. On July 10, 2021, our board of directors adopted the PEDEVCO Corp. 2021 Equity Incentive Plan, which was approved by our stockholders on September 1, 2021. The 2021 Equity Incentive Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Subject to the provisions of the 2021 Equity Incentive Plan relating to adjustments upon changes in our common stock, an aggregate of 8,000,000 shares of common stock were reserved for issuance under the 2021 Equity Incentive Plan.

We refer to the 2021 Equity Incentive Plan as the 2021 Plan.

Purpose. Our board of directors adopted the 2021 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

Administration. Unless it delegates administration to a committee as described below, our board of directors will administer the 2021 Plan. Subject to the provisions of the 2021 Plan, our board of directors has the power to construe and interpret the 2021 Plan, and to determine: (i) the fair value of common stock subject to awards issued under the 2021 Plan; (ii) the persons to whom and the dates on which awards will be granted; (iii) what types or combinations of types of awards will be granted; (iv) the number of shares of common stock to be subject to each award; (v) the time or times during the term of each award within which all or a portion of such award may be exercised; (vi) the exercise price or purchase price of each award; and (vii) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

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Our board of directors has the power to delegate administration of the 2021 Plan to a committee composed of one or more directors. In the discretion of our board of directors, a committee may consist solely of two or more “independent directors” or two or more “non-employee directors” (as such terms are defined in the 2021 Plan).

Eligibility.Incentive stock options may be granted under the 2021 Plan only to employees of us and our affiliates. Employees, directors and consultants of us and our affiliates are eligible to receive all other types of awards under the 2021 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant.

Options granted under the 2021 Plan may be exercisable in cumulative increments, or “vest,” as determined by our board of directors. Our board of directors has the power to accelerate the time as of which an option may vest or be exercised. The maximum term of options, SARs and performance shares and units under the 2021 Plan is ten years, except that in certain cases, the maximum term is five years. Options, SARs and performance shares and units awarded under the 2021 Plan generally will terminate three months after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option, SAR or performance share or unit. Our board of directors may grant non-statutory stock options, SARs and performance shares and units that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards.Restricted stock awards may be granted under the 2021 Plan pursuant to restricted stock purchase or grant agreements. No awards of restricted stock may be granted under the 2021 Plan after ten (10) years from our board of directors’ adoption of the 2021 Plan (July 2031).

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our board of directors. In the event a recipient’s employment or service with us terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to us in accordance with such restricted stock agreement.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our board of directors shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Adjustment Provisions.If any change is made to our outstanding shares of common stock without our receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in our capital structure), appropriate adjustments may be made in the class and maximum number of shares of common stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted in the class and maximum number of shares of common stock subject to the 2021 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events.In the event of (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert, any surviving or acquiring corporation may assume awards outstanding under the 2021 Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

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Duration, Amendment and Termination. Our board of directors may suspend or terminate the 2021 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2021 Plan will terminate ten years from the date of its adoption by our board of directors, i.e., in July 2031.

Our board of directors may also amend the 2021 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our board of directors may submit any other amendment to the 2021 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

As of the date of this proxy statement, options to purchase 990,000 shares of common stock and 2,690,000 shares of restricted stock have been issued under the 2021 Plan, with 4,320,000 shares of common stock remaining available for issuance under the 2021 Plan. The options have a weighted average exercise price of $1.13 per share and have expiration dates ranging from 2027 to 2028.

2012 Plan

General. On June 26, 2012, our board of directors adopted the Blast Energy Services, Inc. 2012 Equity Incentive Plan, which was approved by our stockholders on July 30, 2012 and subsequently renamed to the PEDEVCO Corp. 2012 Equity Incentive Plan in connection with our name change from Blast Energy Services, Inc. to PEDEVCO Corp. The 2012 Equity Incentive Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Subject to the provisions of the 2012 Equity Incentive Plan relating to adjustments upon changes in our common stock, an aggregate of 200,000 shares of common stock were reserved for issuance under the 2012 Equity Incentive Plan. On April 23, 2014, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on June 27, 2014. On July 27, 2015, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 300,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on October 7, 2015. On October 21, 2016, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on December 28, 2016. On November 6, 2017, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 1,500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on December 28, 2017. On August 10, 2018, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 3,000,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on September 27, 2018. On July 1, 2019, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 2,000,000 shares (to 8,000,000 in aggregate), the number of awards available for issuance under the plan, which was approved by stockholders on August 28, 2019.

We refer to the 2012 Amended and Restated Incentive Plan as the 2012 Plan.

Purpose. Our board of directors adopted the 2012 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

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Administration. Unless it delegates administration to a committee, our board of directors administers the 2012 Plan. Subject to the provisions of the 2012 Plan, our board of directors has the power to construe and interpret the 2012 Plan, and to determine: (a) the fair value of common stock subject to awards issued under the 2012 Plan; (b) the persons to whom and the dates on which awards will be granted; (c) what types or combinations of types of awards will be granted; (d) the number of shares of common stock to be subject to each award; (e) the time or times during the term of each award within which all or a portion of such award may be exercised; (f) the exercise price or purchase price of each award; and (g) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

Eligibility. Incentive stock options may be granted under the 2012 Plan only to employees of us and our affiliates. Employees, directors and consultants of us and our affiliates are eligible to receive all other types of awards under the 2012 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant.

Options granted under the 2012 Plan may be exercisable in cumulative increments, or “vest,” as determined by our board of directors. Our board of directors has the power to accelerate the time as of which an option may vest or be exercised. The maximum term of options, SARs and performance shares and units under the 2012 Plan is ten years, except that in certain cases, the maximum term is five years. Options, SARs and performance shares and units awarded under the 2012 Plan generally will terminate three months after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option, SAR or performance share or unit. Our board of directors may grant non-statutory stock options, SARs and performance shares and units that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards. Our board of directors may issue shares of restricted stock under the 2012 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our board of directors. In the event a recipient’s employment or service with us terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to us in accordance with such restricted stock agreement.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our board of directors shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Adjustment Provisions. If any change is made to our outstanding shares of common stock without our receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in our capital structure), appropriate adjustments may be made in the class and maximum number of shares of common stock subject to the 2012 Plan and outstanding awards. In that event, the 2012 Plan will be appropriately adjusted in the class and maximum number of shares of common stock subject to the 2012 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of common stock subject to such awards.

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Effect of Certain Corporate Events. In the event of (a) a liquidation or dissolution of the Company; (b) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (c) a sale of all or substantially all of the assets of the Company; or (d) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert, any surviving or acquiring corporation may assume awards outstanding under the 2012 Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

Duration, Amendment and Termination. Our board of directors may suspend or terminate the 2012 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2012 Plan will terminate ten years from the date of its adoption by our board of directors, i.e., in June 2022.

Our board of directors may also amend the 2012 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our board of directors may submit any other amendment to the 2012 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

As of the date of this proxy statement, options to purchase 936,001 shares of common stock remain outstanding and 6,449,503 shares of restricted stock have been issued under the 2012 Plan. The options have a weighted average exercise price of $1.67 per share and have expiration dates ranging from 2023 to 2026.

Say on Pay Vote

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. The Company’s stockholders voted on say-on-pay matters in 2020 and approved a three year-frequency for future “say on pay” votes, with the next such vote being held at the Company’s 2023 annual meeting, as discussed herein. We anticipate providing our stockholders an opportunity to vote on the frequency of future stockholder votes on executive compensation at our 2026 annual meeting of stockholders.

Agreements with Current Named Executive Officers

Dr. Simon Kukes. Dr. Simon Kukes has verbally agreed to receive an annual salary of $1 as his compensation for serving as Chief Executive Officer of the Company and as a member of the Board of Directors and to not charge the Company for any personal business expenses he incurs in connection with such positions. Notwithstanding the above, Dr. Kukes waived, and was not paid, any salary for 2022 or 2021. Notwithstanding the above, Dr. Kukes may receive bonuses (in any amount) consisting of cash, grants of restricted stock and/or options granted in the Board of Directors’ and/or the Compensation Committee’s sole discretion, from time to time, provided that none are currently contemplated. Notwithstanding the above, the Board of Directors has historically issued Dr. Kukes restricted stock consideration on a yearly basis in consideration for services rendered to the Company, which issuances for 2022 and 2021 are described in the table above.

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J. Douglas Schick. On August 1, 2018, in connection with his appointment as President of the Company, we entered into an offer letter with J. Douglas Schick (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Schick agreed to serve as President of the Company on an at-will basis; the Company agreed to pay Mr. Schick $20,833 per month, but has been increased, effective February 1, 2022, to $24,167 per month; and Mr. Schick is eligible for an annual bonus in the discretion of the Company totaling up to 40% of his then current salary and may also receive bonuses (in any amount) consisting of cash, grants of restricted stock and/or options granted in the Board of Directors’ and/or the Compensation Committee’s sole discretion, from time to time. Additionally, the Board of Directors has historically issued Mr. Schick restricted stock consideration on a yearly basis in consideration for services rendered to the Company, which issuances for 2022 and 2021 are described in the table above. Mr. Schick’s employment may be terminated by him or the Company with 30 days prior written notice. In the event Mr. Schick’s employment with the Company is terminated by the Company without “Cause,” the Company will (a) pay Mr. Schick an amount equal to twelve (12) months of his then-current annual base salary, and (b) immediately accelerate by twelve (12) months the vesting of all outstanding Company restricted stock and options exercisable for Company capital stock held by Mr. Schick. For purposes of the Offer Letter, “Cause” means Mr. Schick’s (1) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of the Company or any of its affiliates, customers or vendors; (3) act of material dishonesty, willful misconduct, willful violation of any law, rule or regulation, or breach of fiduciary duty involving personal profit, in each case made in connection with his responsibilities as an employee, officer or director of the Company and which has, or could reasonably be deemed to result in, a material adverse effect upon the Company; (4) illegal use or distribution of drugs; (5) willful material violation of any policy or code of conduct of the Company; or (6) material breach of any provision of the Offer Letter or any other employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by him for the benefit of the Company or any of its affiliates, all as reasonably determined in good faith by the Board of Directors of the Company. However, an event that is or would constitute “Cause” shall cease to be “Cause” if he reverses the action or cures the default that constitutes “Cause” within 10 days after the Company notifies him in writing that Cause exists.

The Offer Letter contains standard confidentiality provisions; a standard non-compete restriction prohibiting Mr. Schick from competing against the Company during the term of his employment and for one year thereafter in connection with any directly competitive enterprise, commercial venture, or project involving petroleum exploration, development, or production activities in the same geographic areas as the Company’s activities or doing business with the Company during the six-month period before the termination of his employment, with certain exceptions; and a non-solicitation provision prohibiting him from inducing or attempting to induce any employee of the company from leaving their employment with the Company and/or attempting to induce any consultant, service provider, customer or business relation of the Company from terminating their relationship with the Company during the term of his employment and for one year thereafter.

Clark R. Moore. Pacific Energy Development, our wholly-owned subsidiary, has entered into an employment agreement, dated June 10, 2011, as amended January 11, 2013 and January 25, 2022, with Clark Moore, its Executive Vice President, Secretary and General Counsel (the “Moore Employment Agreement”), pursuant to which, effective June 1, 2011, Mr. Moore has been employed by Pacific Energy Development, with a current base salary of $23,333 per month, and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the board of directors in its discretion, provided that Mr. Moore may also receive bonuses (in any amount) consisting of cash, grants of restricted stock and/or options granted in the Board of Directors’ and/or the Compensation Committee’s sole discretion, from time to time. Additionally, the Board of Directors has historically issued Mr. Moore restricted stock consideration on a yearly basis in consideration for services rendered to the Company, which issuances for 2022 and 2021 are described in the table above. Mr. Moore’s salary may be increased from time to time in the discretion of the Board or Compensation Committee, without amending the Moore Employment Agreement. In addition, Mr. Moore’s employment agreement includes, among other things, severance payment provisions that would require the Company to make lump sum payments equal to 12 months’ salary and target bonus to Mr. Moore, and full acceleration of vesting of any outstanding Company stock options or restricted stock held, in the event his employment is terminated due to his death or disability, terminated without “Cause” or if he voluntarily resigns for “Good Reason” (36 months in connection with a “Change of Control”), and continuation of benefits for up to 36 months (48 months in connection with a “Change of Control”), as such terms are defined in the employment agreement. The employment agreement also prohibits Mr. Moore from engaging in competitive activities during and following termination of his employment that would result in disclosure of our confidential information but does not contain a general restriction on engaging in competitive activities.

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For purposes of the Moore Employment Agreement, the term “Cause” means his (1) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of our company or any of its affiliates, customers or vendors; (3) act of material dishonesty, willful misconduct, willful violation of any law, rule or regulation, or breach of fiduciary duty involving personal profit, in each case made in connection with his responsibilities as an employee, officer or director of our company and which has, or could reasonably be deemed to result in, a Material Adverse Effect upon our company; (4) illegal use or distribution of drugs; (5) material violation of any policy or code of conduct of our company; or (6) material breach of any provision of the employment agreement or any other employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by him for the benefit of our company or any of its affiliates, all as reasonably determined in good faith by the board of directors of our company. However, an event that is or would constitute “Cause” shall cease to be “Cause” if he reverses the action or cures the default that constitutes “Cause” within 10 days after our company notifies him in writing that Cause exists. No act or failure to act on Mr. Moore’s part will be considered “willful” unless it is done, or omitted to be done, by him in bad faith or without reasonable belief that such action or omission was in the best interests of our company. Any act or failure to act that is based on authority given pursuant to a resolution duly passed by the board of directors, or the advice of counsel to our company, shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company.

For purposes of the Moore Employment Agreement, “Material Adverse Effect” means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of our company or its subsidiaries, taken as a whole.

For purposes of the Moore Employment Agreement, “Good Reason” means the occurrence of any of the following without his written consent: (a) the assignment to him of duties substantially inconsistent with this employment agreement or a material adverse change in his titles or authority; (b) any failure by our company to comply with the compensation provisions of the agreement in any material way; (c) any material breach of the employment agreement by our company; or (d) the relocation of him by more than fifty (50) miles from the location of our company’s office located in Danville, California. However, an event that is or would constitute “Good Reason” shall cease to be “Good Reason” if: (i) he does not terminate employment within 45 days after the event occurs; (ii) before he terminates employment, we reverse the action or cure the default that constitutes “Good Reason” within 10 days after he notifies us in writing that Good Reason exists; or (iii) he was a primary instigator of the “Good Reason” event and the circumstances make it inappropriate for him to receive “Good Reason” termination benefits under the employment agreement (e.g., he agrees temporarily to relinquish his position on the occurrence of a merger transaction he assists in negotiating).

For purposes of the Moore Employment Agreement, “Change of Control” means: (i) a merger, consolidation or sale of capital stock by existing holders of capital stock of our company that results in more than 50% of the combined voting power of the then outstanding capital stock of our company or its successor changing ownership; (ii) the sale, or exclusive license, of all or substantially all of our company’s assets; or (iii) the individuals constituting our company’s board of directors as of the date of the employment agreement (the “Incumbent Board of Directors”) cease for any reason to constitute at least 1/2 of the members of the board of directors; provided, however, that if the election, or nomination for election by our stockholders, of any new director was approved by a vote of the Incumbent Board of Directors, such new director shall be considered a member of the Incumbent Board of Directors. Notwithstanding the foregoing and for purposes of clarity, a transaction shall not constitute a Change in Control if: (w) its sole purpose is to change the state of our company’s incorporation; (x) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held our company’s securities immediately before such transaction; or (y) it is a transaction effected primarily for the purpose of financing our company with cash (as determined by the board of directors in its discretion and without regard to whether such transaction is effectuated by a merger, equity financing or otherwise).

Paul A. Pinkston. On December 1, 2018, the Company appointed Mr. Pinkston as the Chief Accounting Officer of the Company and Mr. Pinkston commenced employment with the Company pursuant to the terms of an Offer Letter, dated October 16, 2018, and effective December 1, 2018, entered into by and between the Company and Mr. Pinkston (the “Pinkston Offer Letter”). Also effective on December 1, 2018, Mr. Pinkston commenced serving as the Company’s Principal Financial and Accounting Officer.

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Pursuant to the Pinkston Offer Letter, Mr. Pinkston agreed to serve as Chief Accounting Officer of the Company on an at-will basis, the Company agreed to pay Mr. Pinkston $11,666.67 per month (which has been increased, effective February 1, 2022, to $13,333 per month), Mr. Pinkston is eligible for an annual bonus in the discretion of the Board of Directors of the Company totaling up to 30% of his then current salary, provided that Mr. Pinkston may also receive bonuses (in any amount) consisting of cash, grants of restricted stock and/or options granted in the Board of Directors’ and/or the Compensation Committee’s sole discretion, from time to time. Additionally, the Board of Directors has historically issued Mr. Pinkston restricted stock consideration on a yearly basis in consideration for services rendered to the Company, which issuances for 2022 and 2021 are described in the table above. Mr. Pinkston’s employment may be terminated by him or the Company with 30 days prior written notice.

The Pinkston Offer Letter contains standard confidentiality provisions and a standard a non-solicitation provision prohibiting him from inducing or attempting to induce any employee of the Company from leaving their employment with the Company and/or attempting to induce any consultant, service provider, customer or business relation of the Company from terminating their relationship with the Company during the term of his employment and for one year thereafter.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below, referenced below, or otherwise disclosed above under “Executive Compensation” — “Issuances of Equity to Executive Officers and Greater than 5% Stockholders”, “Agreements with Current Named Executive Officers”, beginning on pages 23 and 35, respectively, there have been no transactions since January 1, 2021, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Transactions

On November 1, 2019, the Company began subleasing approximately 300 square feet of office space at its current headquarters to SK Energy, LLC, an entity formerly owned and controlled by Dr. Kukes, our Chief Executive Officer and a member of the Board of Directors, but dissolved in late 2022. The lease renews on a monthly basis, may be terminated by either party at any time upon prior written notice delivered to the other party, and has a monthly base rent of $1,200. Effective September 1, 2022, the Company extended the sublease agreement with SK Energy whereby SK Energy paid a $24,000 non-refundable two-year rent payment to the Company.

Effective November 8, 2019, the Company entered into an Advisory Agreement and Restricted Shares Grant Agreement with Viktor Tkachev, previously a greater than 10% stockholder of the Company (who acquired $12 million of shares of common stock on September 17, 2019), under which Mr. Tkachev agreed to provide strategic planning and business development services, and pursuant to which 100,000 shares of restricted common stock were awarded to Mr. Tkachev under 2012 Plan, vesting in full on the six-month anniversary of the grant date, subject to his continued service with the Company, in consideration for advisory services to be provided by Mr. Tkachev to the Company. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language, and unless terminated by the Company or the advisor with 15 days prior written notice for any reason, the Advisory Agreement has an indefinite term. The Advisory Agreement was terminated on March 10, 2022. No early termination penalties were incurred by the Company.

Effective November 8, 2019, the Company entered into an Advisory Agreement with Ivar Siem, a member of the Board of Directors, pursuant to which the 50,000 restricted shares of common stock previously awarded to Mr. Siem on August 28, 2019 under the 2012 Plan became fully vested on July 12, 2020. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language; and, unless terminated by the Company or the advisor with 15 days prior written notice for any reason, the Advisory Agreement has an indefinite term. The Advisory Agreement was terminated on March 10, 2022. No early termination penalties were incurred by the Company.

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Review, Approval and Ratification of Related Party Transactions

We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), director(s) and significant stockholders, provided that it is our policy that any and all such transactions are presented and approved by the independent members of the Board of Directors (typically through an ad hoc committee formed solely for the purpose of approving each individual transaction), or the Audit Committee (which pursuant to the charter of the Audit Committee is tasked with reviewing and, if appropriate, approving proposed transactions between the Company and “related persons” as defined in Item 404 of SEC Regulation S-K, and developing policies and procedures for the review and approval of such transactions, provided that no such policies or procedures have been developed to date), or a majority of the board (with the interested parties abstaining) and future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

In addition, our Code of Ethics (described above under “Code of Ethics” on page 17), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representation by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all filings required to be made under Section 16(a) during 2022 were timely made.

PROPOSAL 1 – ELECTION OF DIRECTORS

At the annual meeting, four directors are to be elected to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Governance Committee has recommended, and the board of directors has selected, the following nominees for election: John J. Scelfo, Simon Kukes, Ivar Siem and H. Douglas Evans, all of whom are current members of the board of directors of the Company.

If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving us and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the board of directors, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of the record date.

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THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Appointment to the Board of Directors

JOHN J. SCELFO (AGE 65)

CHAIRMAN OF THE BOARD OF DIRECTORS

CHAIRMAN OF THE AUDIT COMMITTEE

CHAIRMAN OF THE COMPENSATION COMMITTEE

MEMBER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Director since July 2018

Mr. Scelfo brings over 40 years of experience in oil and gas management, finance and accounting to the PEDEVCO Board. Mr. Scelfo currently serves as principal and owner of JJS Capital Group, a Fort Lauderdale, Florida-based family investment company that he formed in April 2014. Prior to forming JJS Capital, Mr. Scelfo was Senior Vice President, Finance and Corporate Development (from February 2004 to March 2014), and Chief Financial Officer, Worldwide Exploration & Producing (from April 2003 to January 2004) of New York, New York-based Hess Corporation, a large integrated oil and gas company, where he served as one of eight members of the company’s Executive Committee and was responsible for the company’s corporate treasury, strategy and upstream commercial activities. Prior to joining Hess Corporation, Mr. Scelfo served as Executive Vice President and Chief Financial Officer of publicly listed Sirius Satellite Radio (from April 2001 to March 2003), as Vice President and Chief Financial Officer of Asia Pacific & Japan for Dell Computer (November 1999 to March 2001), and in various roles of increasing responsibility with Mobil Corporation (from June 1980 to October 1999).

Mr. Scelfo holds a bachelor’s degree and an M.B.A. from Cornell University. In 2011, he was awarded Cornell ILR School’s Alpern Award given to those who “have been exceedingly generous in their support of the ILR School in general and in support of Off-Campus Credit Programs in particular.”

The board of directors believes that Mr. Scelfo’s over 40 years’ experience in management, finance and accounting in the energy industry working at major oil and gas and other publicly traded companies, and the insights he has gained from these experiences, will provide crucial guidance for our future operations, capital raising efforts, and financial accounting and reporting functions.

SIMON KUKES (AGE 76) CHIEF EXECUTIVE OFFICER AND DIRECTOR Director Since July 2018

Dr. Simon Kukes is a global investor and executive with over 40 years’ experience in the oil industry. He served as the principal of his personal investment company, SK Energy LLC, from April 2013 until its dissolution in December 2022. From January 2005 to April 2013, Dr. Kukes was an investor and CEO of Samara-Nafta, a joint venture with the U.S.-based international oil company Hess Corporation, and from 2003 to 2004 he served as CEO and Chairman of Yukos Oil Company. From 1998 until it combined with British Petroleum in 2003 to create TNK-BP, Dr. Kukes served as Chief Executive of Tyumen Oil Company (TNK). From 1979 to 1986 he served as Technical Director and Vice President of Business Development for Phillips Petroleum and Amoco. Dr. Kukes (who is a dual citizen of the United States and Israel) currently serves on the board of directors and is an investor in numerous international companies, including Leverate Technological Trading Ltd., an Israel-based technology company and trading platform provider (since October 2014 and as Chairman for two years), Fletschhorn, a Swiss-based hotel and restaurant company (as Chairman since June 2014), and GLAMZ Ltd., a privately-held Israel-based booking platform for the beauty industry (as Chairman since June 2018). In addition, from 1999 to 2007 Dr. Kukes served on the board of directors of global pharmaceutical company Amarin Corporation (Nasdaq: AMRN), and from 2000 to 2003 on the board of directors of Tulsa, Oklahoma-based Parker Wellbore (formerly NYSE-listed Parker Drilling Company), a global provider of contract drilling and drilling-related services.

Dr. Kukes holds a Bachelor of Science in Chemical Engineering, a PhD in Physical Chemistry, and he attended Rice University in Houston, Texas, where he was a Postdoctoral Fellow. Dr. Kukes has also served as an Adjunct Professor at the University of Delaware and on the Editorial Board of Fuel Magazine, and is also the holder of more than 130 U.S. patents. Dr. Kukes has been recognized for many of achievements over his lifetime, including being voted by the Wall Street Journal as one of the Top 10 Central European Executives in 1999, and named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world in 2003.

Dr. Kukes brings to the board of directors decades of leadership and experience in the global energy industry. The board of directors believes that Dr. Kukes’ experience and strategic leadership and vision will provide crucial guidance for our management and operations, and provide key insights and guidance in the evaluation of oil and gas acquisition and development opportunities.

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IVAR SIEM (AGE 77) DIRECTOR Director since July 2018

Mr. Siem has broad experience from both the upstream and the service segments of the oil and gas industry, has been the founder of several companies, and has been involved in several roll-ups and restructuring processes throughout his career. He currently serves as the Chairman of American Resources, Inc., and as a Managing Partner of its affiliated investment vehicle, Norexas, LLC, both privately held Houston, Texas-based companies active in oil and gas investment, acquisition and development and has served in that capacity since 2013. Previously, Mr. Siem served as Chairman and Chief Executive Officer of American Resources, Inc. (from 2013 through July 2017) and Chairman of Blue Dolphin Energy Company (OTCQX: BDCO), Houston, Texas after taking the company out of bankruptcy in 1990. Blue Dolphin was an offshore Gulf of Mexico operator until a merger in 2012 with an independent refiner and marketer of petroleum products. Mr. Siem’s role as CEO ended with the merger and he left the board in 2014. From January 2007 to present, Mr. Siem served as President of Drillmar Oil and Gas, Inc., a subsidiary of Drillmar Energy, Inc. In 1999, Mr. Siem acquired a small distressed public company, American Resources Offshore, Inc. and worked with creditors and existing management to achieve a voluntary reorganization. From 1995 to 2000, Mr. Siem served as Chairman and interim CEO of DI Industries/Grey Wolf Drilling while restructuring the company financially and operationally. Through several mergers and acquisitions, the company emerged as one of the leading land drilling contractors in the US. The company was subsequently acquired by Precision Drilling in 2008. From 1996 to 1997 Mr. Siem served as the initial Chairman and CEO of Seateam Technology ASA when it was spun off from DSND ASA and listed on the Oslo exchange. Prior to Seateam, Mr. Siem held various executive roles at multiple E&P and oil field service companies. Mr. Siem started his career at Amoco working as an engineer in various segments of upstream operations.

Mr. Siem is currently on the Board of Directors at Siem Industries, Inc., the Drillmar Energy Group of companies, and Petrolia Energy Corporation, and has served on the board of several privately held and publicly traded companies including Frupor SA, Avenir ASA, and DSND ASA. Siem Industries is a holding company which invests in shipping and offshore oil and gas construction services. Frupor SA, is a Portuguese agricultural business, which Mr. Siem cofounded with his brother O. M. Siem in 1988.

Mr. Siem holds a Bachelor of Science in Mechanical Engineering with a minor in Petroleum from the University of California, Berkeley and an Executive MBA from the Amos Tuck School of Business, Dartmouth University.

The board of directors believes that Mr. Siem’s broad experience from both the upstream and the service segments of the oil and gas industry, and  executive management, technical and operating experience at publicly-traded oil and gas companies, and the insights he has gained from these experiences, will provide crucial guidance for our future management and operations, and provide key insights and guidance in the evaluation of oil and gas acquisition and development opportunities.

H. DOUGLAS EVANS (AGE 75) DIRECTOR CHAIRMAN OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE MEMBER OF THE AUDIT COMMITTEE MEMBER OF THE COMPENSATION COMMITTEE Director since September 2018

Mr. Evans has 50 years of oil and gas industry experience, 40 years of which have been spent in various executive management positions with Gulf Interstate Engineering Company (“GIE”), a privately-held Houston, Texas-based firm specializing in the engineering of oil, gas and liquid pipeline systems, where he has served as Honorary Chairman since November 2017, and previously served as President and Chief Executive Officer (July 2004-November 2017), President (February 2003-November 2017), Senior Vice President (September 1994-July 2004), and in various other roles since he joined the company in 1978. During Mr. Evans’ tenure as an executive at GIE, he has successfully overseen the company’s organic growth from $25 million in sales in 1996 to over $250 million in sales in recent years, with GIE involved in almost every major onshore oil and gas pipeline in the world over the last 20 years.

Mr. Evans holds a B.S. Civil Engineering and Master of Business Administration from Queen’s University at Kingston, Ontario, and is a registered Professional Engineer in Ontario and Alberta, Canada. Mr. Evans currently serves as Honorary Chairman of GIE (since November 2017), and previously a member of the Board of Directors of Gulf Interstate Field Services, a GIE affiliate engaged in providing oil and gas pipeline construction inspection services, and a number of other GIE affiliated companies, the Board of Directors and Chairman of the Strategy Committee for the International Pipe Line and Offshore Contractors Association (IPLOCA) (through September 2019), a member of the Board of Houston, Texas-based Crossroads School, Inc. (since 2004), and a former member of the Board of the Cystic Fibrosis Foundation - Texas Gulf Coast Chapter.

The board of directors believes that Mr. Evans’ over 45 years’ experience in management and operations in the energy industry, and the insights he has gained from his experiences, will provide crucial guidance for our management and operations.

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Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect the nominees. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the board of directors in our Bylaws, the board of directors has set the number of directors that shall constitute the board of directors at four. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

  THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2– RATIFICATION OF APPOINTMENT OF AUDITORS

The board of directors has selected Marcum LLP (“Marcum”), as our independent auditors for the fiscal year ended December 31, 2023, and recommends that the stockholders vote to ratify such appointment. Marcum served as our independent registered public accounting for the years ended December 31, 2022 and 2021.

We do not anticipate a representative from Marcum to be present at the annual stockholders meeting. In the event that a representative of Marcum is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and we will allow such representative to be available to respond to appropriate questions.

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Audit Fees

The following table presents fees for professional audit services performed by Marcum LLP for the audit of our annual financial statements for the years ended December 31, 2022 and 2021 (in thousands).

	2022	2021
Audit Fees (1)	$218	$176
Audit-Related Fees (2)	-	-
Tax Fees (3)	52	57
All Other Fees (4)	21	24
Total	$291	$257

(1)

Audit fees include professional services rendered for (1) the audit of our annual financial statements for the fiscal years ended December 31, 2022 and 2021 and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years.

(2)

Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit fees.”

(3)	Tax fees include professional services relating to preparation of the annual tax return.

(4)	Other fees include professional services for review of various filings and issuance of consents.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by Marcum LLP for 2022 and 2021.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Marcum to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Marcum as our independent auditor for the year ended December 31, 2023. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our board of directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “AGAINST” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of Marcum.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023.

PROPOSAL 3 ‑ NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” (beginning on page 21) and the accompanying compensation tables and narratives (beginning on page 21).

As described under “Committees of the Board”, beginning on page 13, our Compensation Committee, which is comprised of two independent directors, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●

Competition Among Peers.  The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

●

Accountability for Our Performance.  The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

●

Accountability for Individual Performance.  In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

●

Alignment with Stockholder Interests.  Moreover, the Compensation Committee believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

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We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

 The Company’s policy is to provide stockholders with an opportunity to vote on the frequency of future votes on executive compensation of the named executive officers every six years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2026 annual meeting of stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Abstentions with respect to this proposal will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the annual meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

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THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

ADDITIONAL INFORMATION AND MATTERS

Stockholder Proposals for 2024 Annual Meeting of Stockholders and 2024 Proxy Materials

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2024 annual meeting of stockholders, it must be received by our Secretary by no later than March 19, 2024, unless the date of the 2024 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2023 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 annual meeting of stockholders, stockholders are advised to review our Bylaws, as amended, as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 50 days nor more than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between June 2, 2024 and the close of business on July 12, 2024, for the 2024 annual meeting of stockholders. In the event that the 2024 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of our 2023 annual meeting, notice by the stockholder, to be timely, must be received no earlier than the 75th day prior to the 2024 annual meeting of stockholders and no later than the later of (i) the 75th day prior to the 2024 annual meeting of stockholders and (ii) the 15 th day following the day on which we publicly announce the date of the 2024 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws, as amended, are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2024 annual meeting must notify our Secretary in writing not later than July 2, 2024 to comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2024 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2024 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

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Where You Can Find More Information

Our Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through our website (www.pedevco.com) as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

Important Notice Regarding Delivery of Stockholder Documents

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies by reducing printing and mailing costs and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting us in writing at Attn: Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

Availability of Annual Report on Form 10-K

As required, we have filed our Annual Report on Form 10-K for the for the year ended December 31, 2022, with the SEC. Stockholders may obtain, free of charge, a copy of the 2022 annual report on Form 10-K by writing to us at Attn: Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

Other Matters

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The board of directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

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PEDEVCO Corp.

Attn: Corporate Secretary

575 N. Dairy Ashford, Suite 210

Houston, Texas 77079

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FORM OF PROXY

(SEE ATTACHED)

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PEDEVCO CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 31, 2023 AT 10:00 A.M.

CONTROL ID:
REQUEST ID:

The undersigned stockholder of PEDEVCO CORP., a Texas corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around July 13, 2023, and hereby appoints Simon Kukes, J. Douglas Schick, Paul Pinkston and Clark R. Moore (the “Proxies“), or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2023 annual meeting of Stockholders of the Company, to be held on Thursday, August 31, 2023, at 10:00 a.m. Central Time, at https://agm.issuerdirect.com/ped, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, AND “FOR” PROPOSALS 2 AND 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PED
PHONE:	Call toll free 1-866-752-VOTE (8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF PEDEVCO CORP.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors	☐	☐
	John J. Scelfo			☐
	Simon Kukes			☐
	Ivar Siem			☐
	H. Douglas Evans			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Marcum LLP, as the company’s independent auditors for the fiscal year ending December 31, 2023.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the company’s named executive officers.	☐	☐	☐

CONTROL ID:
REQUEST ID:
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1 and “For” Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

________________________

________________________

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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